                         SMITH BARNEY INVESTMENT FUNDS
                               on behalf of the
             Smith Barney Government Securities Fund (the "Fund")

  Supplement dated May 4, 2004 to the Prospectus and Statement of Additional
                       Information dated April 29, 2004

   The following information revises, supersedes and supplements, as applicable, the information in the Prospectus and Statement of Additional Information.

   The following information supplements page 16 of the Fund's Prospectus disclosure under the section titled Class C shares.

   Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares held by their clients.

Benchmark Change

   The Fund has changed its benchmark from the Lehman Brothers Government Bond Index to the Citigroup Treasury/Mortgage Index effective May 4, 2004.
Management views the Citigroup Treasury/Mortgage Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities then the Fund's current benchmark. The Citigroup
Treasury/Mortgage Index is a component of the Citigroup US Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate US Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

   The following information supplements page five of the Fund's Prospectus disclosure under the section titled Performance Information.

   The Average Annual Total Returns for the one year, five year and since inception periods ended December 31, 2003 for the Citigroup Treasury/Mortgage Index were: 2.73%, 6.31% and 6.75%, respectively.

FD 02972